Exhibit 99.1

(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com Cecilia A. Wilkinson PondelWilkinson MS&L 323/866-6060 e-mail: cwilkinson@pondel.com	(Media)	Howard Bender Vice President/Communications SCPIE Holdings Inc. 310/551-5948 e-mail: hbender@scpie.com

SCPIE HOLDINGS ANNOUNCES SECOND-QUARTER,

SIX-MONTH RESULTS

Los Angeles, California – August 7, 2003 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported results for its second quarter and six months ended June 30, 2003, representing continued progress in its efforts to return the company to sound financial performance.

For the 2003 second quarter, SCPIE recorded net income of $612,000, or $0.07 per diluted share, contrasted to a net loss of $12.0 million, or $1.29 per share, a year ago.

Donald J. Zuk, SCPIE President and Chief Executive Officer, said, “SCPIE is continuing to execute its turnaround strategies and seeing a steady rate of improvement in its performance. Our core California and Delaware healthcare liability business performed as we had anticipated, despite not being able to implement our 2003 California rate increase. Additionally, we have continued to significantly reduce our exposure to our non-core healthcare liability operations. For the first time in several quarters, there were no additions to reserves in our non-core healthcare business for prior periods. Further, the impact of the assumed reinsurance business on our leverage ratios has been substantially reduced. Our overall profitability is continuing evidence that our actions are taking hold and the problem areas we had identified are under control.”

Zuk noted that the elimination of SCPIE’s non-core healthcare business and assumed reinsurance segment has significantly improved the company’s leverage ratios under both the NAIC and A.M. Best capital adequacy models.

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SCPIE Holdings Inc.

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Core Operating Review

Net earned premium for the company’s core direct healthcare liability insurance business in the second quarter of 2003 totaled $28.7 million, up from $25.8 million a year earlier. The core business incurred an underwriting loss of $2.9 million compared with an underwriting loss of $2.7 million in the second quarter of 2002. The combined ratio remained relatively steady at 110%, with the expense ratio attributable to core operations declining to 17.8% from 18.7%.

For the first half of 2003, net earned premium for the company’s core direct healthcare liability insurance business totaled $58.3 million, up from $54.1 million a year earlier. Net written premiums for the core direct healthcare liability insurance business rose to $92.6 million from $87.7 million.

For the six months, the core business incurred an underwriting loss of $6.1 million compared with a loss of $5.5 million in the first half of 2002. The six-month combined ratio also remained relatively steady at 110%, with the expense ratio attributable to core operations declining to 17.3% from 20.8%.

SCPIE’s request for a rate increase is pending before the California Department of Insurance, and the company expects a decision during the third quarter of 2003. Zuk added: “As we move forward, we remain optimistic that the California Department of Insurance will grant us a rate increase in 2003. If approved, a rate increase will improve our operating performance for the fourth quarter of this year and position us for stronger results in 2004.”

Supplemental financial data relating to the performance of the company’s non-core direct healthcare liability operations and its assumed reinsurance business is contained in a detailed financial statement accompanying this news release.

Financial Summary

SCPIE recorded total revenues of $47.4 million for the 2003 second quarter, including net premiums earned of $39.7 million, net investment income of $5.3 million and realized investment gains of $837,000. A year ago, SCPIE’s second-quarter revenues of $88.6 million included $78.8 million of earned premiums, net investment income of $7.9 million and realized investment gains of $1.0 million.

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SCPIE Holdings Inc.

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Net premiums written for the 2003 second quarter totaled $12.3 million. A year earlier, net written premiums totaled $51.0 million. The decline in earned and written premiums demonstrates the measures the company has taken to curtail business in the non-core direct healthcare liability and assumed reinsurance areas.

Overall, the company produced a net pretax profit of $1.3 million for the three months ended June 30, 2003, contrasted to a net pretax loss of $18.9 million for the three months ended June 30, 2002.

During the second quarter of 2003, SCPIE’s GAAP loss ratio improved to 86.4%, compared with 112.1% last year. The GAAP expense ratio for the 2003 second quarter was 29.8% versus 24.3% a year ago. The company’s combined GAAP ratio for the quarter was 116.2% compared with 136.4% last year.

For the six months ended June 30, 2003, the company reported a net loss of $610,000 or $0.07 per share, compared with a net loss of $11.1 million, or $1.19 per share, in the first six months a year ago.

Total revenues for the first six months of 2003 reached $110.9 million, including premiums earned of $94.0 million, net investment income of $10.9 million and realized gains of $3.9 million. In the 2002 first half, total revenues equaled $178.9 million, including net premiums earned of $159.9 million, net investment income of $16.5 million and realized gains of $1.4 million.

SCPIE’s loss ratio for the first six months of 2003 was 88.2%, improved from 98.2% a year ago. The expense ratio for the first half of the year was 31.1% versus 25.0% last year. The combined ratio for the first six months of 2003 equaled 119.3% compared with 123.2% in the comparable 2002 period.

Book value per share at June 30, 2003, was $24.79 compared with $24.34 at December 31, 2002.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services specifically for the healthcare community.

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Investor Conference Call

An investor conference call to discuss SCPIE’s second-quarter 2003 results will be conducted today, August 7, 2003, at 9 am (Pacific time). The call will be open to all interested investors through a live audio web broadcast via the Internet at www.scpie.com and www.companyboardroom.com. Questions, which will be answered during the conference call as time permits, can be submitted prior to the call or during the call by clicking on the appropriate icon on the home page of SCPIE’s website.

Rebroadcast over the Internet will be available for one year on both websites. A telephonic playback of the call will be available from 11 am (Pacific time), Thursday, August 7, to 5 p.m. (Pacific time), Thursday, August 14. Listeners should call 800/ 633-8284 (domestic) or 402/977-9140 (international) and use Reservation Number 21155068.

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In addition to historical information, this news release contains forward-looking statements that are based upon the company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, obtaining necessary rate change regulatory approvals, and expansion of liability insurance business in its principal market are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory changes, uncertainties of success and potential delays in contested rate approval proceedings, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates, and the cyclical nature of the property and casualty industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the company or any other person that the company’s objectives or plans will be realized.

SCPIE HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars In thousands)

	June 30, 2003	December 31, 2002
	(Unaudited)
ASSETS

Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2003—$542,162; 2002—$523,516)	$565,386	$538,675
Equity investments, at fair value (cost 2003—$25,377; cost 2002—$29,758)	28,279	34,237

Total securities available-for-sale	593,665	572,912
Other investment	16,152	15,000
Real estate	12,977	15,407
Cash and Cash Equivalents	63,999	115,787

Total investments	686,793	719,106
Accrued investment income	7,520	8,157
Premiums receivable	141,211	117,335
Reinsurance recoverable on paid and unpaid	141,418	153,589
Deferred policy acquisition costs	10,886	6,858
Federal income taxes receivable	10,944	10,944
Deferred federal income taxes	33,028	32,356
Property and equipment, net	4,701	5,305
Other assets	12,580	10,116

Total assets	$1,049,081	$1,063,766

LIABILITIES

Reserves:
Loss and loss adjustment expenses	$636,295	$650,671
Unearned premiums	78,969	67,556

Total reserves	715,264	718,227
Amounts held for reinsurance	79,664	87,701
Other liabilities	21,970	30,672

Total liabilities	816,898	836,600

Commitments and contingencies

STOCKHOLDERS’ EQUITY

Preferred stock—par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock—par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2003— 9,364,201 shares outstanding 2002—9,325,716 shares outstanding	1	1
Additional paid-in capital	37,281	37,805
Retained earnings	278,032	280,609
Treasury stock, at cost (2003— 2,927,890 shares and 2002—2,966,375 shares)	(98,059)	(98,830)
Subscription notes receivable	(3,313)	(3,592)
Accumulated other comprehensive income	18,241	11,173

Total stockholders’ equity	232,183	227,166

Total liabilities and stockholders’ equity	$1,049,081	$1,063,766

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SCPIE HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars In thousands, except per-share data)

(Unaudited)

	Six Months Ended		Three Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Revenues:
Net premiums earned	$94,000	$159,879	$39,744	$78,826
Net investment income	10,920	16,455	5,330	7,917
Realized investment gains/(losses)	3,927	1,376	837	1,041
Income from affiliates	375	332	188	84
Other revenue	1,645	880	1,326	776

Total revenues	110,867	178,922	47,425	88,644
Expenses:
Losses & loss adjustment expenses incurred	82,875	157,027	34,324	88,327
Other operating expenses	29,278	39,947	11,844	19,170
Interest expense	—	66	—	15

Total expenses	112,153	197,040	46,168	107,512

Income/(loss) before federal income taxes	(1,286)	(18,118)	1,257	(18,868)
Federal income tax expense/(benefit)	(676)	(7,055)	645	(6,879)

Net income/(loss)	$(610)	$(11,063)	$612	$(11,989)

Basic earnings/(loss) per share of common stock	$(0.07)	$(1.19)	$0.07	$(1.29)

Diluted earnings/(loss) per share of common stock	$(0.07)	$(1.19)	$0.07	$(1.29)

Average Number of Shares Outstanding—Basic	9,345,573	9,318,168	9,345,573	9,318,168
Average Number of Shares Outstanding—Diluted	9,345,573	9,318,168	9,345,573	9,318,168

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SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Six Months Ended June 30, 2003					Six Months Ended June 30, 2002
	Direct Healthcare Liability					Direct Healthcare Liability
	Core (2)	Non-Core (3)	Assumed Reinsurance	Other	Total	Core (2)	Non-Core (3)	Assumed Reinsurance	Other	Total
Net written premium(1)	$92,580	$5,087	$8,572		$106,239	$87,669	$16,609	$88,168		$192,446
Net earned premium	58,283	9,027	26,690		94,000	54,064	31,290	74,525		159,879
Net Investment Income				$10,920	10,920				$16,455	16,455
Realized Investment Gains/(Losses)				3,927	3,927				1,376	1,376
Income from Affiliates				375	375				332	332
Other Revenue				1,645	1,645				880	880

Total Revenue	58,283	9,027	26,690	16,867	110,867	54,064	31,290	74,525	19,043	178,922
Incurred loss and LAE	54,250	10,613	18,012		82,875	48,267	40,023	68,737		157,027
Other Expenses	10,100	3,053	16,125		29,278	11,260	7,294	21,393		39,947
Interest Expense					—				66	66

Net Underwriting Gain/(Loss)	$(6,067)	$(4,639)	$(7,447)		(18,153)	$(5,463)	$(16,027)	$(15,605)		(37,095)

Net Investment income and other revenue				$16,867	16,867				$18,977	18,977

Income / (loss) before federal Income taxes					$(1,286)					$(18,118)

Net cash provided by (used in) operating activities					$(38,254)					$5,019

Loss Ratio	93.1%	117.6%	67.5%		88.2%	89.3%	127.9%	92.2%		98.2%
Expense Ratio	17.3%	33.8%	60.4%		31.1%	20.8%	23.3%	28.7%		25.0%

Combined Ratio (GAAP)	110.4%	151.4%	127.9%		119.3%	110.1%	151.2%	120.9%		123.2%

1)	Net premiums written is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net premiums written is a statutory measure to determine production levels. Net Premiums Earned, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies.
2)	Core Direct Healthcare Liability Business represents California and Delaware excluding the Brown & Brown Dental program and Hospital business.
3)	Non-Core Direct Healthcare Liability Business represents other state business related to the Brown & Brown and Hospital programs including those in California.

SCPIE HOLDINGS INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA

(Dollars in Thousands)

	Three Months Ended June 30, 2003					Three Months Ended June 30, 2002
	Direct Healthcare Liability					Direct Healthcare Liability
	Core(2)	Non-Core(3)	Assumed Reinsurance	Other	Total	Core(2)	Non-Core(3)	Assumed Reinsurance	Other	Total
Net written premium(1)	$2,318	$(79)	$10,096		$12,335	$2,045	$3,512	$45,466		$51,023
Net earned premium	28,736	2,924	8,084		39,744	25,803	16,409	36,614		78,826
Net Investment Income				$5,330	5,330				$7,917	7,917
Realized Investment Gains/(Losses)				837	837				1,041	1,041
Income from Affiliates				188	188				84	84
Other Revenue				1,325	1,325				776	776

Total Revenue	28,736	2,924	8,084	7,680	47,424	25,803	16,409	36,614	9,818	88,644
Incurred loss and LAE	26,555	747	7,022		34,324	23,661	24,133	40,533		88,327
Other Expenses	5,104	325	6,414		11,843	4,813	2,633	11,724		19,170
Interest Expense				—	—				15	15

Net Underwriting Gain/(Loss)	$(2,923)	$1,852	$(5,352)		(6,423)	$(2,671)	$(10,357)	$(15,643)		(28,671)

Net Investment income and other revenue				$7,680	7,680				$9,803	9,803

Income/(loss) before federal Income taxes					$1,257					$(18,868)

Net cash provided by (used in) operating activities					$(26,756)					$4,749

Loss Ratio	92.4%	25.5%	86.9%		86.4%	91.7%	147.1%	110.7%		112.1%
Expense Ratio	17.8%	11.1%	79.3%		29.8%	18.7%	16.0%	32.0%		24.3%

Combined Ratio (GAAP)	110.2%	36.6%	166.2%		116.2%	110.4%	163.1%	142.7%		136.4%

(1)	Net premiums written is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net premiums written is a statutory measure to determine production levels. Net Premiums Earned, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies.
(2)	Core Direct Healthcare Liability Business represents California and Delaware excluding the Brown & Brown Dental program and Hospital business.
(3)	Non-Core Direct Healthcare Liability Business represents other state business related to the Brown & Brown and Hospital programs including those in California.

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SCPIE Holdings Inc. and Subsidiaries

Reconciliation of Non-GAAP Disclosures

June 30, 2003

(Dollars In Thousands, except per-share data)

	Six Months Ended		Quarter Ended
	06/30/2003	06/30/2002	06/30/2003	06/30/2002
Total Premiums
Net Written Premiums	$106,239	$192,446	$12,334	$51,023
Change in Unearned Premiums	(12,239)	(32,567)	27,410	27,803

Net Earned Premiums	$94,000	$159,879	$39,744	$78,826

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	June 30, 2003
Fixed-Income Portfolio
U.S. Government and Agencies	$234,105	41.4%
State, Municipalities	—	0.0%
Mortgage & Asset—Backed Securities	78,827	13.9%
Corporate	252,454	44.7%

Total	$565,386	100.0%
Average Quality		AAA
Effective Duration		4.3
Yield to Maturity		3.0%
Weighted average combined maturity		5.19 years